UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 22, 2020

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Rd., Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

Temporary Suspension of Company's Primary Offering, Share Repurchase Program, and Distribution Reinvestment Plan

In connection with its evaluation of potential stock-for-stock business combinations (the “Mergers”) that would be material to its operations, on December 22, 2020, the board of directors (the “Board”) of Cottonwood Communities, Inc. (the "Company") approved, effective immediately, the temporary suspension of (i) the primary portion of the Company’s ongoing initial public offering (the "Primary Offering”); (ii) the Company’s share repurchase program ("SRP"); and (iii) the Company's distribution reinvestment plan ("DRP").

Subscription agreements will be accepted only if they are signed and dated, fully funded and in good order on or before the close of business on December 21, 2020.

As a result of the suspension of the SRP, no redemptions will be honored for the fourth quarter of 2020 and any pending requests will remain in the queue, unless rescinded, and considered when the program is resumed at a later date. Due to the suspension of the DRP, all subsequent distributions, including those distributions declared for record dates prior to December 22, 2020, will be paid in cash. Participants in the DRP are encouraged to review their address of record for distributions and contact DST Systems, Inc. (“DST”), the transfer agent for the Company, with any updates. They can be reached by phone at 844.422.2584.

The Primary Offering, the SRP and the DRP shall remain suspended until such time as the Board may approve the resumption of the Primary Offering, the SRP and the DRP. In connection with the suspension, the Company intends to distribute the communication filed as Exhibit 99.1 to its investors and participating broker dealers in its offering.

ADDITIONAL INFORMATION ABOUT THE MERGERS

If the Company determines to pursue the Mergers, the Company will prepare and file with the SEC registration statements on Form S-4 and/or information statements regarding the Mergers. The registration statements will contain a joint proxy statement and prospectus and other related documents. A joint proxy statement and prospectus will be mailed to stockholders as applicable and will contain important information about the Mergers and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AS APPLICABLE AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS. Investors will be able to obtain free copies of the registration statement, the joint proxy statement and prospectus and other relevant documents filed by the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. In addition, these materials will also be available free of charge by accessing the Company’s website (http://www.cottonwoodcommunities.com/).

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

This report contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; no assurance can be given that these expectations will be attained. Factors that could cause actual results to differ materially from these expectations include, but are not limited to, the risk that the proposed mergers will not be consummated; risks related to disruption of management’s attention from the ongoing business operations due to the proposed mergers; the potential adverse impact of the ongoing pandemic related to COVID-19 and the related measures put in place to help control the spread of the virus on the operations of the Company and its tenants, which impact remains uncertain; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section the Company’s prospectus for its ongoing initial public offering as filed with the SEC and as supplemented to date, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertake no obligation to update these statements for revisions or changes after the date of this communication, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Communication Regarding Suspensions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	Chief Executive Officer

Date:   December 22, 2020